UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Alliance HealthCare Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ANNUAL MEETING OF STOCKHOLDERS OF

ALLIANCE HEALTHCARE SERVICES, INC.

June 3, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.	COMPANY NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.	ACCOUNT NUMBER

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD JUNE 3, 2014: The Notice of Meeting, proxy statement and form proxy card are available at www.AllianceHealthCareServicesAnnualMeetingMaterials.com or

http://phx.corporate-ir.net/phoenix.zhtml?c=129994&p=proxy

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  i

¢	20330303000000000000 7	060314

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES IN ITEM 1, AND “FOR” ITEMS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Directors: Class I term will expire in 2017					FOR	AGAINST	ABSTAIN
☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES	NOMINEES: ¡ Neil F. Dimick ¡ Curtis S. Lane ¡ Paul S. Viviano	2.	RE-APPROVAL OF PERFORMANCE MEASURES: To re-approve the performance measures under our 1999 Equity Plan applicable to performance-based awards under section 162(m) of the Internal Revenue Code.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)		3.	ADVISORY VOTE ON EXECUTIVE COMPENSATION: To approve on an advisory basis the compensation of our named executive officers.	☐	☐	☐
			4.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

					☐	☐	☐

			5.

OTHER BUSINESS. To act upon any other matter properly brought before the Annual Meeting or any adjournments or postponements of the Annual Meeting. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting.

This proxy when properly executed will be voted as directed or, if no direction is given, will be voted “FOR” the nominees in Item 1, and “FOR” Items 2, 3, and 4.

In their discretion, the proxies named on the front of this card are authorized to vote upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as director if any of the nominees above is unable to serve.

The undersigned hereby ratifies and confirms all that said attorneys and Proxy Holders, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement accompanying said notice.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

ALLIANCE HEALTHCARE SERVICES, INC.

To Be Held On:

June 3, 2014

Company’s headquarters at 100 Bayview Circle,

Suite 400, Newport Beach, CA 92660

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/19/14.

Please visit www.AllianceHealthCareServicesAnnualMeetingMaterials.com or http://phx.corporate-ir.net/phoenix.zhtml?c=129994&p=proxy, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K
TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. Election of Directors: Class I term will expire in 2017 NOMINEES: ¡ Neil F. Dimick ¡ Curtis S. Lane ¡ Paul S. Viviano	2.	RE-APPROVAL OF PERFORMANCE MEASURES: To re-approve the performance measures under our 1999 Equity Plan applicable to performance-based awards under section 162(m) of the Internal Revenue Code.
	3.	ADVISORY VOTE ON EXECUTIVE COMPENSATION: To approve on an advisory basis the compensation of our named executive officers.

	4.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

	5.

OTHER BUSINESS. To act upon any other matter properly brought before the Annual Meeting or any adjournments or postponements of the Annual Meeting. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting.

	This proxy when properly executed will be voted as directed or, if no direction is given, will be voted “FOR” the nominees in Item 1, and “FOR” Items 2, 3, and 4.

Please note that you cannot use this notice to vote by mail.